UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2019

BANCFIRST CORPORATION
(Exact name of registrant as specified in its charter)

OKLAHOMA	0-14384	73-1221379
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 North Broadway, Oklahoma City, Oklahoma		73102
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(405) 270-1086

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value Per Share	BANF	NASDAQ Global Select Market System

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	On May 23, 2019, BancFirst Corporation (the “Company”) held its annual meeting of shareholders. As of the record date on April 5, 2019, the total number of shares of common stock outstanding and entitled to vote at the annual meeting was 32,617,788, of which 30,423,905 shares were represented at the meeting in person or by proxy. The purpose of the annual meeting was to vote on five proposals: (i) to elect the 21 directors nominated by our board; and (ii) to amend the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock authorized to be granted to 350,000 shares and to extend the term of the plan from December 31, 2019 to December 31, 2024; (iii) to amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock authorized to be granted to 50,000 shares and to extend the term of the plan from December 31, 2019 to December 31, 2024; (iv) to amend the BancFirst Corporation Directors’ Deferred Stock Compensation Plan to increase the number of shares of common stock authorized to be granted to 40,000 shares and to extend the term of the plan from December 31, 2019 to December 31, 2024; and (v) to ratify BKD, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 10, 2019. At the meeting, the shareholders elected all 21 directors; amended the BancFirst Corporation Stock Option Plan; amended the BancFirst Corporation Non-Employee Directors’ Stock Option Plan; amended the BancFirst Corporation Directors’ Deferred Stock Compensation Plan; and ratified our independent auditors.

(b)	The number of votes cast for or against, as well as the number of abstentions and broker non-votes as to each such matter (where applicable), are set forth below:

Description of Proposal	Number of Shares
Proposal No. 1-Election of Directors	For	Withheld	Broker Non-Votes
Dennis L. Brand	28,756,138	196,210	1,471,557
C.L. Craig, Jr.	28,356,882	595,466	1,471,557
F. Ford Drummond	28,262,978	689,370	1,471,557
Joseph Ford	28,228,601	723,747	1,471,557
David R. Harlow	28,877,054	75,294	1,471,557
William O. Johnstone	28,761,907	190,441	1,471,557
Frank Keating	28,332,631	619,717	1,471,557
Bill G. Lance	28,921,128	31,220	1,471,557
Dave R. Lopez	28,345,333	607,015	1,471,557
William Scott Martin	28,267,020	685,328	1,471,557
Tom H. McCasland, III	28,361,066	591,282	1,471,557
Ronald J. Norick	28,359,364	592,984	1,471,557
David E. Rainbolt	28,866,638	85,710	1,471,557
H.E. Rainbolt	28,879,148	73,200	1,471,557
Robin Roberson	28,230,210	722,138	1,471,557
Michael S. Samis	28,848,270	104,078	1,471,557
Darryl Schmidt	28,757,935	194,413	1,471,557
Natalie Shirley	28,385,157	567,191	1,471,557
Michael K. Wallace	28,353,495	598,853	1,471,557
Gregory G. Wedel	28,232,791	719,557	1,471,557
G. Rainey Williams, Jr.	28,293,355	658,993	1,471,557

Proposal No. 2- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Stock Option Plan	28,641,962	125,086	185,300	1,471,557

Proposal No. 3- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Non-Employee Directors’ Stock Option Plan	28,592,403	237,911	122,034	1,471,557

Proposal No. 4- To Amend the	For	Against	Abstained	Broker Non-Votes
BancFirst Corporation Directors’ Deferred Stock Compensation Plan	28,717,792	107,767	126,789	1,471,557

Proposal No. 5- To Ratify	For	Against	Abstained	Broker Non-Votes
the Independent Registered Public Accounting Firm	30,399,762	8,384	15,759	-

Item 7.01.	Regulation FD Disclosure.

BancFirst Corporation Announces Declaration of Quarterly Dividend on its common stock and an Interest Payment on its BFC Capital Trust II

On May 23, 2019, BancFirst Corporation’s Board of Directors declared a $0.30 per share cash dividend on its common stock. The dividend is payable July 15, 2019, to shareholders of record on June 28, 2019. BancFirst Corporation will also pay the quarterly interest payment on $26.8 million of its 7.20% Junior Subordinated Debentures related to the trust preferred securities issued by its statutory trust subsidiary, BFC Capital Trust II. The trust will use the proceeds of the interest payment to pay a dividend of $0.45 per share on the trust preferred securities, payable July 15, 2019, to shareholders of record on June 28, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCFIRST CORPORATION
(Registrant)

Date: May 23, 2019	/s/Kevin Lawrence
Kevin Lawrence
Executive Vice President
Chief Financial Officer
(Principal Financial Officer)